UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2014
____________________
ELLIE MAE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35140 (Commission File Number)	94-3288780 (IRS Employer Identification Number)

4155 Hopyard Road, Suite 200
Pleasanton, California 94588
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (925) 227-7000
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On July 17, 2014, Ellie Mae, Inc. (“Ellie Mae”) and SFI Pleasanton, LLC (the “Landlord”) entered into a lease agreement (the “Lease”) with respect to approximately 105,452 rentable square feet of space located at 4420 Rosewood Drive, Pleasanton, California 94588 (the “Premises”). Ellie Mae entered into the Lease in anticipation of the expiration of the lease for its current corporate headquarters in Pleasanton, California in April 2015.
The term of the Lease commences on April 1, 2015 and has an initial term of 117 months ending December 31, 2024. Under the terms of the Lease, Ellie Mae has the option to renew the Lease one time for a five (5) year term at prevailing market rates. Ellie Mae also has a right of first offer to lease additional space on the Premises.
Under the terms of the Lease, the Company shall be obligated to make monthly rent payments as set forth below:

Period During Lease Term	Monthly Rent	Annual Rent
4/1/2015 - 3/31/2016*	$263,630.00	$3,163,560.00
4/1/2016 - 3/31/2017	$271,538.90	$3,258,466.80
4/1/2017 - 3/31/2018	$279,685.07	$3,356,220.84
4/1/2018 - 3/31/2019	$288,075.62	$3,456,907.44
4/1/2019 - 3/31/2020	$296,717.89	$3,560,614.68
4/1/2020 - 3/31/2021	$305,619.42	$3,667,433.04
4/1/2021 - 3/31/2022	$314,788.01	$3,777,456.12
4/1/2022 - 3/31/2023	$324,231.65	$3,890,779.80
4/1/2023 - 3/31/2024	$333,958.60	$4,007,503.20
4/1/2024 - 12/31/2024	$343,977.35	$4,127,728.20
*Monthly rent for the period commencing on April 1, 2015 and continuing through December 31, 2015 is subject to abatement.
In addition to its rent obligation, Ellie Mae is also responsible for certain costs and charges specified in the Lease, including certain operating expenses, taxes and insurance.
In connection with the Lease, Ellie Mae also entered into a customary Subordination, Non-Disturbance and Attornment Agreement with the Landlord’s lender.
The foregoing summary of the Lease is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
(a) Creation of a Direct Financial Obligation.
The description of the Lease in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference. This description is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Lease, dated July 17, 2014, between SFI PLEASANTON, LLC and ELLIE MAE, INC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2014	Ellie Mae, Inc.

By: /s/ Edgar A. Luce
Edgar A. Luce
Executive Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease, dated July 17, 2014, between SFI PLEASANTON, LLC and ELLIE MAE, INC.